UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 6, 2018

TILLY’S, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Whatney

Irvine, California 92618

(Address of Principal Executive Offices) (Zip Code)

(949) 609-5599

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 6, 2018, Tilly’s, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with the Selling Stockholders listed in Schedule II thereto (the “Selling Stockholders”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative (the “Representative”) of the several Underwriters listed in Schedule I thereto (the “Underwriters”), relating to the sale by the Selling Stockholders (the “Offering”) of an aggregate amount of 5,500,000 shares of the Company’s Class A common stock (“Class A Common Stock”), $0.001 par value per share (the “Shares”). The Shares were purchased by the Underwriters from the Selling Stockholders at a price (inclusive of underwriting commissions and discounts) of $17.71 per Share. The Offering closed on September 11, 2018. Pursuant to the terms of the Underwriting Agreement, the Underwriters have a 30-day option to purchase up to an additional 825,000 shares of Class A Common Stock from the Selling Stockholders. The Company did not sell any Shares in or receive any proceeds from the Offering.

The Offering described in this current report on Form 8-K was effected under the Company’s shelf registration statement on Form S-3, which was declared effective by the Securities and Exchange Commission on August 3, 2018 (File No. 333-226209).

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholders.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report and is incorporated by reference in this Item 1.01.

Item 8.01 Other Events

On September 6, 2018, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

The following exhibit is being furnished herewith.

(d) Exhibits

1.1	Underwriting Agreement, dated September 6, 2018, among the Company, the Selling Stockholders and the Representative.

99.1	Press Release dated September 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: September 11, 2018	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Chief Financial Officer